UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 28, 2022

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Lakeside Drive, Foster City, California

(Address of Principal Executive Offices)

94404

(Zip Code)

650-574-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2022, Gilead Sciences, Inc., a Delaware corporation (the “Company”), announced that Diane Wilfong plans to step down from her positions as the Company’s Senior Vice President, Corporate Controller and Chief Accounting Officer effective March 1, 2023, at which time she will cease to serve as the Company’s principal accounting officer. The Company has named Sandra Patterson, who currently serves as Vice President, Assistant Controller, to be the Company’s Senior Vice President, Corporate Controller, and principal accounting officer, effective March 1, 2023. Ms. Wilfong is expected to continue to serve following that date so that she may support the transition to Ms. Patterson and to lead and support several strategic initiatives.

Ms. Patterson, age 56, joined the Company in September 2011 as Director, Technical Accounting, SEC Reporting & ICFR and in her nearly 11 years with the Company has taken on an increasing scope and breadth of responsibility, including leading the International Controllership team and most recently as Global Business Controller. Prior to joining the Company, Ms. Patterson served in various roles at Arthur Andersen, Raychem Corporation, PeopleSoft/Oracle and The Clorox Company. Ms. Patterson serves on the National Board of the Association of Latino Professionals for America. Ms. Patterson is a CPA (inactive) and received a B.S. in Business Administration, Accounting/Health from San Francisco State University. She is a graduate of the Advanced Management Program at The Wharton School.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Brett A. Pletcher
Brett A. Pletcher
EVP, Corporate Affairs, General Counsel and Corporate Secretary

Date:      July 28, 2022